SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): September 7, 2001


                        Commission File Number 0001067447


                           THE DERBY CYCLE CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                                       31-1038896
(State or other jurisdiction of                 (I.R.S. Employer Identification
incorporation or organization)                           No.)


                           The Derby Cycle Corporation
                      300 First Stamford Place (5th Floor)
                        Stamford, Connecticut 06902-6765
          (Address of principal executive offices, including zip code)
                            Telephone: (203) 961-1666
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

Lyon Investments B.V. ("Lyon") is a subsidiary of The Derby Cycle Corporation (the "Company" and together with Lyon, the "Issuers"). The Issuers announced today that they have amended their offer to purchase (the "USD Offer") for cash up to $14,058,000 principal amount of their outstanding $100 million principal amount of 10% Senior Notes Due 2008 (the "USD Notes"). The Issuers amended the USD Offer by increasing the maximum principal amount of USD Notes which they are offering to purchase to $21,404,000.

The Issuers also announced that Lyon, on behalf of the Issuers, has amended its offer to purchase (the "DM Offer" and, together with the USD Offer, the "Offers") up to DM31,486,000 principal amount of the Issuers' outstanding DM110 million principal amount of 9-3/8% Senior Notes Due 2008 (the "DM Notes"). Lyon amended the DM Offer by increasing the maximum principal amount of DM Notes which it is offering to purchase to DM46,003,000.

The tender deadlines, withdrawal dates and payment dates of the Offers have also been extended. The details of the amendments are more fully described in the Amendment No. 1 to the USD Offer and the Amendment No. 1 to the DM Offer, which are attached as exhibits to this Current Report on Form 8-K.

STATEMENTS ABOUT FUTURE EVENTS AND ABOUT LYON'S AND THE COMPANY'S FUTURE PERFORMANCES INCLUDED IN THIS FORM 8-K ARE FORWARD LOOKING STATEMENTS SUBJECT TO THE SAFE HARBOR CREATED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. MANAGEMENT CAUTIONS THAT LYON'S AND THE COMPANY'S PERFORMANCES ARE HIGHLY DEPENDENT UPON A VARIETY OF IMPORTANT FACTORS, INCLUDING, AMONG OTHER THINGS, CYCLES OF CUSTOMER ORDERS, SHIPMENTS OF COMPONENTS FROM FOREIGN SUPPLIERS, CHANGING CONSUMER TRENDS AND CURRENCY FLUCTUATIONS.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


                  EXHIBIT NUMBER                DESCRIPTION

                  99.1                  Amendment No. 1 to the USD Offer

                  99.2                  Amendment No. to the DM Offer

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   THE DERBY CYCLE CORPORATION


                                   By:  /s/ Simon J. Goddard
                                        ---------------------------------------
                                        Name:   Simon J. Goddard
                                        Title:  Vice President and
                                                Corporate Controller
Dated: September 7, 2001

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                          DESCRIPTION
--------------                          -----------

99.1                       Amendment No. 1 to the USD Offer

99.2                       Amendment No. 1 to the DM Offer